Quarterly Holdings Report
for
Fidelity® Tactical Bond Fund
November 30, 2022
TBF-NPRT1-0123
1.9904498.100
Nonconvertible Bonds - 10.9%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.4%
Media - 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	250,000	159,687
5.5% 4/1/63	130,000	104,161
Magallanes, Inc.:
5.05% 3/15/42 (b)	10,000	8,005
5.141% 3/15/52 (b)	16,000	12,398
Sirius XM Radio, Inc. 4.125% 7/1/30 (b)	140,000	118,135
		402,386
Wireless Telecommunication Services - 1.1%
Millicom International Cellular SA:
4.5% 4/27/31 (b)	310,000	253,541
6.25% 3/25/29 (b)	72,000	68,228
		321,769
TOTAL COMMUNICATION SERVICES		724,155
CONSUMER DISCRETIONARY - 1.1%
Household Durables - 1.1%
Toll Brothers Finance Corp. 4.875% 3/15/27	360,000	337,298
ENERGY - 3.6%
Oil, Gas & Consumable Fuels - 3.6%
DCP Midstream Operating LP 5.85% 5/21/43 (b)(c)	260,000	254,359
Kinder Morgan, Inc. 3.6% 2/15/51	600,000	427,524
Petroleos Mexicanos 7.69% 1/23/50	250,000	170,175
Targa Resources Corp.:
4.2% 2/1/33	130,000	113,682
4.95% 4/15/52	130,000	105,668
		1,071,408
FINANCIALS - 2.6%
Banks - 1.5%
Bank of America Corp. 2.299% 7/21/32 (c)	280,000	219,387
Intesa Sanpaolo SpA 5.71% 1/15/26 (b)	250,000	241,537
		460,924
Consumer Finance - 0.8%
Ford Motor Credit Co. LLC 3.375% 11/13/25	250,000	230,658
Diversified Financial Services - 0.3%
Blackstone Private Credit Fund 4.7% 3/24/25	61,000	59,617
Corebridge Financial, Inc.:
3.85% 4/5/29 (b)	7,000	6,372
3.9% 4/5/32 (b)	9,000	7,936
4.35% 4/5/42 (b)	2,000	1,637
4.4% 4/5/52 (b)	6,000	4,823
		80,385
TOTAL FINANCIALS		771,967
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Centene Corp. 4.625% 12/15/29	120,000	111,580
Prime Healthcare Foundation, Inc. 7% 12/1/27	110,000	107,517
		219,097
INFORMATION TECHNOLOGY - 0.4%
Software - 0.4%
Oracle Corp. 3.85% 4/1/60	160,000	107,903
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Homes 4 Rent LP:
3.625% 4/15/32	8,000	6,778
4.3% 4/15/52	6,000	4,451
		11,229
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Puget Energy, Inc. 4.224% 3/15/32	15,000	13,383
TOTAL NONCONVERTIBLE BONDS (Cost $3,691,187)		3,256,440

U.S. Treasury Obligations - 19.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds 2.875% 5/15/52	3,940,000	3,275,125
U.S. Treasury Notes 4.125% 11/15/32	2,350,000	2,441,797
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,963,946)		5,716,922

Asset-Backed Securities - 13.1%
	Principal Amount (a)	Value ($)
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class B, CME TERM SOFR 3 MONTH INDEX + 2.050% 3.7307% 7/20/35 (b)(c)(d)	250,000	241,297
Cedar Funding Ltd. Series 2022-15A Class B, CME TERM SOFR 3 MONTH INDEX + 1.800% 5.7633% 4/20/35 (b)(c)(d)	750,000	707,654
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class B1, CME TERM SOFR 3 MONTH INDEX + 2.400% 4.897% 7/24/34 (b)(c)(d)	100,000	94,903
DB Master Finance LLC Series 2021-1A Class A23, 2.791% 11/20/51 (b)	247,500	190,896
Dominos Pizza Master Issuer LLC Series 2021-1A Class A2II, 3.151% 4/25/51 (b)	935,750	755,569
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	201,682	157,311
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class B, 3 month U.S. LIBOR + 1.400% 5.4791% 1/15/34 (b)(c)(d)	650,000	624,951
Planet Fitness Master Issuer LLC Series 2022-1A Class A2II, 4.008% 12/5/51 (b)	497,500	389,306
SYMP Series 2022-32A Class B, CME TERM SOFR 3 MONTH INDEX + 1.850% 5.8875% 4/23/35 (b)(c)(d)	760,000	726,962
TOTAL ASSET-BACKED SECURITIES (Cost $4,212,403)		3,888,849

Commercial Mortgage Securities - 1.1%
	Principal Amount (a)	Value ($)
BPR Trust floater Series 2022-OANA Class B, CME Term SOFR 1 Month Index + 2.440% 6.2413% 4/15/37 (b)(c)(d)	11,000	10,304
BX Trust floater Series 2022-IND:
Class C, CME Term SOFR 1 Month Index + 2.290% 6.1009% 4/15/37 (b)(c)(d)	9,495	8,974
Class D, CME Term SOFR 1 Month Index + 2.830% 6.6499% 4/15/37 (b)(c)(d)	9,495	8,906
Life Financial Services Trust floater Series 2022-BMR2:
Class B, CME Term SOFR 1 Month Index + 1.790% 5.5882% 5/15/39 (b)(c)(d)	100,000	96,241
Class C, CME Term SOFR 1 Month Index + 2.090% 5.8874% 5/15/39 (b)(c)(d)	100,000	95,990
Class D, CME Term SOFR 1 Month Index + 2.540% 6.3362% 5/15/39 (b)(c)(d)	100,000	95,238
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $328,442)		315,653

Municipal Securities - 0.5%
	Principal Amount (a)	Value ($)
Chicago Board of Ed.:
Series 2009 G, 1.75% 12/15/25	120,000	103,602
Series 2010 C, 6.319% 11/1/29	60,000	57,091
TOTAL MUNICIPAL SECURITIES (Cost $170,140)		160,693

Foreign Government and Government Agency Obligations - 4.6%
		Principal Amount (a)	Value ($)
Brazilian Federative Republic:
5.625% 2/21/47		140,000	116,550
10% 1/1/27	BRL	800,000	141,564
Dominican Republic:
5.5% 2/22/29 (b)		250,000	229,891
6% 2/22/33 (b)		250,000	225,000
United Mexican States:
7.75% 5/29/31	MXN	6,900,000	326,444
7.75% 11/13/42	MXN	7,300,000	326,575
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,450,579)			1,366,024

Fixed-Income Funds - 44.8%
	Shares	Value ($)
Fidelity Floating Rate Central Fund (e)	67,721	6,468,744
Fidelity High Income Central Fund (e)	9,896	1,016,913
Fidelity International Credit Central Fund (e)	72,138	5,874,175
TOTAL FIXED-INCOME FUNDS (Cost $14,727,796)		13,359,832

Preferred Securities - 1.5%
	Principal Amount (a)	Value ($)
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Enbridge, Inc. 5.75% 7/15/80 (c)	250,000	222,305
FINANCIALS - 0.8%
Banks - 0.8%
Bank of Nova Scotia 4.9% (c)(f)	240,000	228,600
TOTAL PREFERRED SECURITIES (Cost $512,652)		450,905

Money Market Funds - 4.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (g) (Cost $1,455,457)	1,455,166	1,455,457

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $32,512,602)	29,970,775
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(171,893)
NET ASSETS - 100.0%	29,798,882

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	370,523	MXN	7,282,000	JPMorgan Chase Bank, N.A.	12/29/22	(5,053)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(5,053)

Unrealized Depreciation						(5,053)
Currency Abbreviations
BRL	-	Brazilian real
MXN	-	Mexican peso
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,636,364 or 18.9% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	2,250,044	1,945,918	2,740,505	20,233	-	-	1,455,457	0.0%
Fidelity Floating Rate Central Fund	6,441,145	117,261	-	117,260	-	(89,662)	6,468,744	0.3%
Fidelity High Income Central Fund	1,001,612	16,780	-	16,779	-	(1,479)	1,016,913	0.1%
Fidelity International Credit Central Fund	6,065,161	50,763	-	50,763	-	(241,749)	5,874,175	1.6%
Total	15,757,962	2,130,722	2,740,505	205,035	-	(332,890)	14,815,289

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Treasury Obligations, Municipal Securities, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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